UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2015

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Tree.com, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On April 30, 2015, LendingTree, Inc. (the “Registrant”) announced financial results for the quarter ended March 31, 2015.  A copy of the related press release is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 30, 2015, with respect to the Registrant’s financial results for the quarter ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2015

LENDINGTREE, INC.

	By:	/s/ Katharine F. Pierce
Katharine F. Pierce
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 30, 2015, with respect to the Registrant’s financial results for the quarter ended March 31, 2015.